UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2013


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      001-34039                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                614 E. Hwy. 50, Suite 235 Clermont, Florida 34711
                    (Address of principal executive offices)

                                  866.926.6427
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 25, 2013, the Registrant issued a press release announcing the Company's share repurchase program. A copy of the press release is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Repurchasing will comply with all SEC requirements and the program may be commenced, suspended or discontinued at any time without notice. The program will be effective from June 25, 2013 and is expected to last for between six and 12 months from that date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.                        Description
-----------                        -----------

99.1        Press release of Red Giant Entertainment, Inc., dated June 25, 2013

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RED GIANT ENTERTAINMENT, INC.


Date: June 25, 2013                          /s/ Benny Powell
                                             -----------------------------------
                                             BENNY POWELL
                                             Chief Executive Officer

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